SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               ESSEX CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                                ESSEX CORPORATION





Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND on Wednesday, November 13, 2002 at 10:00 a.m. We invite you to arrive at 9:30 a.m. to visit with Essex Senior Management and discuss the Essex products and technology. A continental breakfast will be served.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors; the ratification of the Company's 2002 stock option plan; and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 2001 and 2002. There will also be an opportunity for Stockholders to present questions to management and to a representative of the Company's independent auditors. Discussions of the Company's business at past annual meetings have generally been interesting and useful. We hope you will be able to attend.

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 2001, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we hope that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR BALLOT IN PERSON AT THAT TIME IF YOU SO DESIRE.


                                 Respectfully yours,

                                 /s/ Leonard E. Moodispaw

                                 Leonard E. Moodispaw
                                 PRESIDENT & CHIEF EXECUTIVE OFFICER


Columbia, Maryland
October 10, 2002

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 10:00 a.m., Wednesday, November 13, 2002, at The Great Room at Historic Savage Mill, Savage, Maryland, for the following purposes:

1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To approve the adoption of the Essex Corporation 2002 Stock Option and Appreciation Rights Plan;

3.       To ratify the appointment of independent auditors; and

4.       To transact such other business as may properly come before  the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors has fixed the close of business on September 24, 2002 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy are first sent or given to shareholders is October 14, 2002.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed pre-addressed envelope. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Kimberly J. DeChello

                                     KIMBERLY J. DECHELLO
                                     SECRETARY
Columbia, Maryland
October 14, 2002

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 13, 2002



         The enclosed proxy is furnished to the holders of common stock, no par value (the "Common Stock"), of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on November 13, 2002 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to Stockholders is October 14, 2002.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR approval of the 2002 Stock Option Plan; and FOR ratification of appointment of independent auditors. The Company's Board of Directors recommends that the Stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on September 24, 2002 as the record date (the "Record Date") for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         As of the Record Date, there were outstanding 7,435,254 shares of the Common Stock. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting with respect to Proposal 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting on each specific matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company and employees of the Company's Transfer Agent may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

GENERAL

         The voting securities of the Company consist of Common Stock. On the Record Date there were 7,435,254 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

VOTING SECURITIES

         The following table and accompanying notes set forth as of the Record Date information with respect to the beneficial ownership of the Company's voting securities by (i) each person or group who beneficially owns more than 5% of the securities, (ii) each of the Directors of the Company (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all Directors and executive officers of the Company as a group.


                                                                         Percentage of Outstanding
      Name and Address of                  Amount and Nature of           Shares of Common Stock
       Beneficial Owner *                 Beneficial Ownership (1)          Beneficially Owned
--------------------------------          ------------------------       -------------------------
John G. Hannon (2)                               1,522,535                          20.48
H. Jeffrey Leonard (3)                           1,518,162                          20.42
Marie S. Minton (4)                              1,486,662                          19.99
Caroline S. Pisano (5)                           1,336,000                          17.97
Terry M. Turpin (6)                                430,493                           5.67
Leonard E. Moodispaw (7)                           402,650                           5.17
Joseph R. Kurry, Jr. (8)                           208,359                           2.74
Matthew S. Bechta (9)                              136,387                           1.81
Frank E. Manning (10)                              126,775                           1.70
Craig H. Price (11)                                113,728                           1.51
Robert W. Hicks (12)                                71,700                            **
Ray M. Keeler (13)                                  46,500                            **
James P. Gregory (14)                            1,486,662                          19.99
Harry Letaw, Jr. (15)                              669,859                           9.01
GEF Optical Investment
  Company, LLC (16)(20)                          1,486,662                          19.99
Global Environment Capital
  Co., LLC ("GECC") (17)(20)                     1,486,662                          19.99
Networking Ventures, L.L.C. (18)                 1,330,000                          17.89
Global Environment Strategic
  Technology Partners, L.P.
  ("GESTP")(19)(20)                              1,124,612                          15.13
All Directors and Executive
  Officers as a Group
  (14 persons)(21)                               4,685,629                          55.14

                                       3


   * Except as noted below, all beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046.

   **  Less than 1%.

   (1) The shares listed above include options and rights to acquire shares exercisable within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

   (2) John G. Hannon is a Director of the Company and a managing member of Networking Ventures. Of the shares of Common Stock shown as beneficially owned, 225 are owned directly by Mr. Hannon and 192,310 are owned by the Hannon Family, LLC for which Mr. Hannon exercises voting and dispositive control. In addition 1,330,000 shares of Common Stock may be deemed beneficially owned indirectly by Mr. Hannon as described in footnote (18) below. Mr. Hannon's address is c/o Networking Ventures, 9150 Guilford Road, Columbia, MD 21046.

   (3) H. Jeffrey Leonard is Chairman of the Board of the Company and a director of the managing member of GEF. Of the shares of Common Stock shown as beneficially owned, 31,500 are owned directly by Mr. Leonard. In addition, 1,486,662 shares of Common Stock may be deemed to be beneficially owned indirectly by Mr. Leonard as described in footnote
       (16) below. Mr. Leonard's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (4) Marie S. Minton is a Director of the Company and a director of the managing member of GEF. Ms. Minton may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnote
       (16) below. Ms. Minton's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (5) Caroline S. Pisano is a Director of the Company and a managing member of Networking Ventures. Of the shares of Common Stock shown as beneficially owned, 6,000 are owned directly by Ms. Pisano. In addition, 1,330,000 shares of Common Stock may be deemed to be beneficially owned indirectly by Ms. Pisano as described in footnote (18) below.

   (6) Terry M. Turpin is a Director, Senior Vice President and Chief Technical Officer of the Company. Of the shares shown as beneficially owned, 151,800 represent presently exercisable rights to acquire Common Stock through stock options.

   (7) Leonard E. Moodispaw is President, Chief Executive Officer and a Director of the Company. Of the shares shown as beneficially owned, 345,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (8) Joseph R. Kurry, Jr. is Senior Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 169,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (9) Matthew S. Bechta is Vice President of the Company. Of the shares shown as beneficially owned, 92,150 represent presently exercisable rights to acquire Common Stock through stock options.

   (10)Mr. Manning is the Chairman Emeritus and a Director of the Company. Of the shares shown as beneficially owned, 44,000 represent presently exercisable rights to acquire Common Stock through stock options. Does not include 40,000 shares of the Company's Common Stock owned of record and beneficially by Mrs. Eva L. Manning, wife of Mr. Frank E. Manning. Also does not include 94,500 shares beneficially owned by separate family trusts of which Mrs. Manning is the sole trustee and over which trusts she has exclusive voting and dispositive power.

   (11)Craig H. Price is Vice President of the Company. Of the shares shown as beneficially owned, 98,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (12)Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 31,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (13)Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 32,500 represent presently exercisable rights to acquire Common Stock through stock options.

                                       4

   (14)James P. Gregory is a director of the managing member of GEF. Mr. Gregory may be deemed to be the beneficial owner of these shares by virtue of the arrangements described in footnote (16) below. Mr.
       Gregory's address is c/o GEF, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (15)Dr. Harry Letaw, Jr. is the former Chairman of the Board and Chief Executive Officer of the Company. His address is 1023 Benfield Boulevard, Millersville, MD 21108.

   (16)Consists of 1,330,000 shares of Common Stock directly owned by GEF. Also consists of (i) 118,200 shares of Common Stock directly owned by GECC and
       (ii) 38,462 shares of Common Stock directly owned by GESTP, by virtue of the entities being related with interlocking ownership described in footnote (20) below. GEF is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (17)Consists of 1,330,000 shares of Common Stock directly owned by GEF. Also consists of (i) 118,200 shares of Common Stock directly owned by GECC and
       (ii) 38,462 shares of Common Stock directly owned by GESTP, by virtue of the entities being related with interlocking ownership described in footnote (20) below. GECC is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (18)Consists of 1,330,000 shares of Common Stock directly owned by Networking Ventures. Networking Ventures is a Maryland limited liability company with its principal executive offices located at 9150 Guilford Road, Columbia, MD 21046.

   (19)Consists of 997,500 shares of Common Stock directly owned by GEF. Also consists of (i) 88,650 shares of Common Stock directly owned by GECC and
       (iii) 38,462 shares of Common Stock directly owned by GESTP, by virtue of the entities being related with interlocking ownership described in footnote (20) below. GESTP is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (20)GEF, GECC, Mr. Leonard, Ms. Minton, and Mr. Gregory may be deemed the beneficial owner of 1,486,662 shares of Common Stock directly held for the account of GEF, GECC and GESTP by virtue of the entities being related with interlocking ownership. GESTP has 75% beneficial ownership in 1,330,000 shares held by GEF and 118,200 shares held by GECC and directly owns 38,462 shares.

   (21)Of the shares shown as beneficially owned, 1,062,218 represent presently exercisable rights to acquire Common Stock through stock options.


                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's Directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all Directors. Board members who are not employed by the Company receive a maximum of $1,500 for each Board meeting or $750 for each Board Committee Meeting attended. In 2001 the Board held two meetings; the entire membership of the Board was present at both meetings. Board members who are affiliated with GEF or Networking Ventures have waived any board fees.

         The Board of Directors has three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee. The Audit Committee, established by resolution of the Board, is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mr. Robert W. Hicks, Mr. Ray M. Keeler and Ms. Marie S. Minton were members of the Audit Committee and attended the four meetings the Committee held in 2001.

         The Compensation Committee recommends to the Board of Directors compensation, including incentive compensation, for principal executives of the Company. Membership consisted of Mr. John G. Hannon, Mr. Ray M. Keeler and Mr. Frank E. Manning during 2001. The Committee was consulted on several matters; however, all issues concerning compensation were discussed by the Board as a whole.

AUDIT COMMITTEE REPORT

         The Audit Committee consists of Messrs. Hicks, Keeler and Ms. Minton. Messrs. Hicks and Keeler meet the independence and experience requirements of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee's responsibilities are as described in a written Charter (Appendix A) adopted by the Board. The Audit Committee reports as follows with respect to the audit of the Company's fiscal 2001 audited financial statements.

     - The Committee has reviewed and discussed the Company's 2001 audited financial statements with the Company's management;

     - The Committee has discussed with the independent auditors (Stegman & Company) the matters required to be discussed by Statement On Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Committee has received written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors their independence from the Company;

     - The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant's independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the
         Company's   independent  auditors  are  in  fact "independent"; and

     - Based on review and discussions of the Company's 2001 audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB.

                                                     Audit Committee

                                                     Robert W. Hicks, Chairman
                                                     Ray M. Keeler
                                                     Marie S. Minton

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.


==================================================================================================================
                                                                                        LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION                               AWARDS
                                              -------------------                               ------
                                                                       Other                  Securities
                                                                       Annual                 Underlying
        Name and                                                    Compensation             Options/SARs
   Principal Position         Year   Salary($)(1)    Bonus ($)         ($)(2)                    (#)
------------------------------------------------------------------------------------------------------------------
Leonard E. Moodispaw          2001     175,032           0             1,616                    85,000
President and CEO             2000     136,404           0               0                     100,000
                              1999     124,800           0               0                      45,000

Terry M. Turpin               2001     155,064           0             4,652                    70,000
Senior Vice President,        2000     134,496        25,000           4,785                    52,000
Director and CTO              1999     122,720           0             3,682                    15,000

Joseph R. Kurry, Jr.          2001     134,992           0             4,050                    40,000
Treasurer, Senior Vice        2000     122,804        15,000           4,134                    61,500
  President and CFO           1999     114,400           0             3,432                    15,000

Craig H. Price                2001     134,992           0             4,050                    25,000
Vice President                2000     114,184        15,000           3,875                    27,500
                              1999     103,260           0             3,098                    10,000

Matthew S. Bechta             2001     130,000           0             3,900                    25,000
Vice President                2000     112,840        10,000           3,685                    31,000
                              1999     102,960           0             3,089                    10,000
==================================================================================================================


(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

DEFINED CONTRIBUTION RETIREMENT PLAN

         The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for an employer matching contribution of up to 3% of eligible employee compensation under the salary reduction feature and a discretionary contribution as determined by the Board of Directors. No discretionary contribution was made by the Company to the Retirement Plan for 1999 - 2001. The total authorized contribution under the matching contribution feature of the Plan was approximately $64,000 in 2001. All employee contributions are 100% vested at all times and Company contributions vest based on length of service. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan Administrator.

         The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

         The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards may be limited by overall Company performance and the availability of funds. There was approximately $141,000 awarded in 2000, including the $65,000 awarded to persons named in the Summary Compensation Table. No awards were made in 2001 and 1999.

EMPLOYMENT AGREEMENTS

         In September 2000, the Company entered into two-year employment agreements with Terry M. Turpin, Craig H. Price and Matthew S. Bechta. The agreements provide for an annual base salary of $155,000, $135,000 and $130,000 for each of Messrs. Turpin, Price and Bechta, respectively. The agreements also contain standard intellectual property and confidentiality provisions. The employment agreements expired by their terms on August 31, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the Reporting Persons during the fiscal year ended December 30, 2001.

OPTIONS TO PURCHASE SECURITIES

         In addition to the plans discussed below, the Company has established the Essex Corporation 2002 Stock Option and Appreciation Rights Plan. See
"PROPOSAL 2 - RATIFICATION OF THE ESSEX CORPORATION 2002 STOCK OPTION AND APPRECIATION RIGHTS PLAN".

         The Company has established other Essex Corporation Stock Option and Appreciation Rights Plans (the "Plans"). These Plans provide for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. These Plans also provide for grants of stock appreciation rights ("SARs") in connection with the grant of options under these Plans. The exercise price of an Incentive Option under these Plans may not be less than the "fair market value" of the shares of Common Stock at the time of grant; the exercise price of Non-Qualified Options and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. These Plans reserve 1,316,718 shares of Common Stock for issuance. As of September 24, 2002 there were 336,650 shares available for future grants of options or SARs under the Plans.

     The Company grants non plan non-qualified options from time to time directly to certain parties. In 2001, the Company issued such options for 85,000 shares to its President and 40,000 to its Chief Financial Officer/Treasurer. In addition, another 45,000 shares were issued to an employee of the Company.

         The following table shows for the fiscal year ended December 30, 2001 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 2001.


                              STOCK OPTIONS GRANTS
                     IN FISCAL YEAR ENDED DECEMBER 30, 2001

                       NUMBER OF
                       SECURITIES
                       UNDERLYING   % OF TOTAL OPTIONS/
                        OPTIONS       SARS GRANTED TO    EXERCISE OR
                        GRANTED         EMPLOYEES IN     BASE PRICE   EXPIRATION
           NAME           (#)           FISCAL YEAR        ($/SH)        DATE
================================================================================

Leonard E. Moodispaw     60,000 (1)        10.6             3.96       01/22/11
                         25,000 (2)         4.4             6.07       10/02/11

Terry M. Turpin          50,000 (1)         8.8             3.96       01/22/11
                         20,000 (2)         3.5             6.07       10/02/11

Joseph R. Kurry, Jr.     30,000 (1)         5.3             3.96       01/22/11
                         10,000 (2)         1.8             6.07       10/02/11

Craig H. Price           15,000 (1)         2.6             3.96       01/22/11
                         10,000 (2)         1.8             6.07       10/02/11

Matthew S. Bechta        15,000 (1)         2.6             3.96       01/22/11
                         10,000 (2)         1.8             6.07       10/02/11

(1)      Such options became exercisable beginning January 23, 2001.
(2)      Such options became exercisable beginning October 3, 2001.


         The following table shows for the fiscal year ended December 30, 2001 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year end values for unexercised options/SARs.


                       AGGREGATED OPTION/SAR EXERCISES AND
                        FISCAL YEAR-END OPTION/SAR VALUES


                                                            NUMBER OF
                                                            SECURITIES            VALUE OF
                                                            UNDERLYING          UNEXERCISED
                                                            UNEXERCISED         IN-THE-MONEY
                                                            OPTIONS AT           OPTIONS AT
                                                            FY-END (#)           FY-END($)(1)
                             SHARES
                          ACQUIRED ON        VALUE          EXERCISABLE/        EXERCISABLE/
             NAME         EXERCISE (#)    REALIZED ($)     UNEXERCISABLE       UNEXERCISABLE
================================================================================================
Leonard E. Moodispaw          ---             ---         333,000/12,500     $1,721,875/$17,250

Terry M. Turpin               ---             ---         126,800/53,200      $665,752/$143,468

Joseph R. Kurry, Jr.          ---             ---         165,000/5,000        $802,665/$6,900

Craig H. Price               1,500          $6,510        86,000/12,500       $425,925/$33,075

Matthew S. Bechta            1,850          $11,100       82,650/12,500       $411,903/$33,075
                             3,000          $12,000

   (1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 28, 2001 (last trading day of fiscal
         2001) on the OTC Bulletin Board of $7.45 minus the exercise price.


                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                       (C) NUMBER OF
                                   (A) NUMBER OF                                   SECURITIES REMAINING
                               SECURITIES TO BE ISSUED    (B) WEIGHTED AVERAGE     AVAILABLE FOR FUTURE
                                  UPON EXERCISE OF          EXERCISE PRICE OF           ISSUANCE
        PLAN CATEGORY            OUTSTANDING OPTIONS       OUTSTANDING OPTIONS        (EXCLUDING A)
---------------------------- -------------------------  ------------------------ ------------------------

EQUITY COMPENSATION PLANS
PREVIOUSLY APPROVED BY                1,348,818                  $3.00                   351,650
STOCKHOLDERS


EQUITY COMPENSATION
PLANS NOT PREVIOUSLY                    406,500                  $2.85                    47,550
APPROVED BY STOCKHOLDERS


                             -------------------------                           ------------------------
TOTAL                                 1,755,318                                          399,200


------------------------------------------------------

       This table summarizes share and exercise price information about the Company's equity compensation plans as of December 30, 2001.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTORS

         JOHN G. HANNON, age 65, was elected a Director of the Company in September 2000. He is a partner in Networking Ventures, L.L.C., a privately held company dedicated to investing in and guiding technology companies in the expanding optical and information security sector. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a Director of the Armed Forces Communications and Electronics Association (AFCEA).

         ROBERT W. HICKS, age 65, was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc. In 1998, he formed Hicks Little Company, LLC for the purpose of conducting consulting activity.

         RAY M. KEELER, age 71, was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of System Engineering and Development Corporation ("SEDC") from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

         H. JEFFREY LEONARD, age 48, was elected a Director of the Company in September 2000 and Chairman of the Board in December 2000. Dr. Leonard is the President and founding shareholder of Global Environment Fund. Dr. Leonard serves as Chairman of the Investment Committee for GEF's five investment funds. He has extensive experience in international private equity and project finance investments, and advanced technology investments in the energy, environmental, applications software, intelligent systems engineering, biological and medical fields. Dr. Leonard also serves as a member of the Board of Directors of the National Cooperative Bank, Measuring and Monitoring Inc., Aurora Flight Sciences Corp., Athena Technologies, Sorbent Technologies, International Pepsi-Cola Bottlers Limited and Global Forest Products Company Limited. He has served as an advisor to the U.S. Office of Technology Assessment and is a member of the Board of Directors of the National Council for Science and the Environment. Dr. Leonard received a Bachelor of Arts degree in 1976 from Harvard College, a Master of Science degree from the London School of Economics in 1978 and a Doctor of Philosophy degree from Princeton University in 1984.

         FRANK E. MANNING, age 83, Chairman Emeritus, is the founder of the Company. Mr. Manning has served as a Director of the Company since its organization in 1969. Mr. Manning has been a special advisor to the CEO for the past five years. Mr. Manning received a Bachelor of Science degree in Economics from Franklin and Marshall College in 1942, and a Masters of Letters degree in Industrial Relations from the University of Pittsburgh in 1946.

         MARIE S. MINTON, age 40, was elected a Director of the Company in December 2000. Ms. Minton is the Chief Financial Officer and a Director of Global Environment Fund, an international, private equity, investment management firm. Ms. Minton has been a member of the senior management team of GEF since 1994. Before joining GEF, Ms. Minton was the Vice President of Finance for Clean Air Capital Markets Corporation, a boutique investment banking firm. Prior to that, Ms. Minton was an Audit Manager in the Entrepreneurial Services Division of Ernst & Young from 1986 through 1993. Ms. Minton graduated from the
University of Virginia in 1986 with a Bachelor of Science degree in Commerce. She is a member of the Virginia Society and American Institute of Certified Public Accountants, the Washington Society of Investment Analysts and the Association for Investment Management and Research. Ms. Minton is a Certified Public Accountant and a Chartered Financial Analyst.

         LEONARD E. MOODISPAW, age 59, President, Chief Executive Officer and Director of the Company, rejoined Essex in 1998. He held the office of Chief Operating Officer until September 2000 when he was elected Chief Executive Officer. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, SEDC, and later served as Essex Chief Administrative Officer and General Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc. (MASI), a subsidiary of ManTech International Corporation. From 1965 to 1978, Mr. Moodispaw was a senior manager in the National Security Agency (NSA). Following NSA he was engaged in the private practice of law. He is the Founder of the Security Affairs Support Association
(SASA) that brings government and industry together to solve problems of mutual interest. He received a Bachelor of Science degree in Business Administration from the American University in Washington, D.C. in 1965, a Master of Science degree in Business Administration from George Washington University in
Washington D.C. in 1969 and Juris Doctor in Law from the University of Baltimore, Maryland in 1977.

         CAROLINE S. PISANO, age 35, was elected a Director of the Company in September 2000. She is a partner in Networking Ventures, L.L.C., a privately held company dedicated to investing in and guiding technology companies in the expanding optical and information security sector. From August 1996 to March 2000, Ms. Pisano served as the Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996 Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, a Certified Public Accountant, practiced public accounting with Arthur Andersen & Co. Ms. Pisano received her Juris Doctor from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland.

         TERRY M. TURPIN, age 59, was elected a Director of the Company in January 1997. He is Senior Vice President and Chief Technical Officer for the Company, positions he has held since 1996. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. Currently Mr. Turpin is the Chairman of the Industrial Advisory Board for the Opto-electronic Computing Center at the University of Colorado. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by the NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

OFFICERS

         MATTHEW S. BECHTA, age 49, was elected Vice President in October 1993. As Director of the Processing Systems Group, Mr. Bechta is responsible for the development and delivery of signal processing solutions to government, industry and commercial customers. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. As one of the founders of SEDC, he served in various technical and management capacities since incorporation in 1980. From 1975-1980, Mr. Bechta was employed by NSA as a systems engineer. Mr. Bechta holds a Master of Science degree in Computer Science from the Johns Hopkins University and a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania.

         GERALD J. DAVIEAU, age 46, joined Essex in 1989 as a result of the merger of Essex with SEDC, and was elected Vice President in November 1997. From 1996 to 1997 Mr. Davieau was technical director of telecommunications systems engineering operations. Mr. Davieau is responsible for design and analysis of wireless satellite applications. He is listed on 14 Motorola patents and 6 patent disclosures from work on Iridium(R) and Teledesic(TM) satellite programs. Mr. Davieau was employed by SPACECOM in Gaithersburg, Maryland, 1982-1987. He served in the U.S. Army from 1978 to 1982. Mr. Davieau holds a Bachelor of Science degree in Electrical

Engineering from Lehigh University and a Master of Science degree in Electrical Engineering from the University of Maryland.

         KIMBERLY J. DECHELLO, age 41, joined Essex in May 1987 and has served in various administrative and management capacities. She was appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for administration, human resources, investor relations and industrial insurance. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland.

         JOSEPH R. KURRY, JR., age 52, joined Essex Corporation in March 1985. He is Treasurer and Chief Financial Officer, positions he has held since 1985, and Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry received a Bachelor of Science degree in Business Administration in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant.

         CRAIG H. PRICE, age 53, was elected Vice President in October 1993. Dr. Price, Director of Optoelectronic Products, is responsible for the development of products utilizing Essex patented optical technologies. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, and he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University.

               PROPOSAL 2 -- RATIFICATION OF THE ESSEX CORPORATION
                 2002 STOCK OPTION AND APPRECIATION RIGHTS PLAN


         The Board of Directors established the Essex Corporation 2002 Stock Option and Appreciation Rights Plan (the "2002 Plan"), which provides for the award of incentive options, non-qualified options and stock appreciation rights. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its Stockholders that the Company adopt such plan and has directed that the 2002 Plan, as set forth herein, be submitted to the Stockholders of the Company for ratification at the Annual Meeting. Stockholder ratification means that Incentive Options awarded in accordance with the 2002 Plan will be eligible to receive favorable treatment, as noted below, under Section 422 of the Code.

         The following discussion of the material provisions of the 2002 Plan set forth herein is a summary and is not intended to be complete. A complete copy of the 2002 Plan is on file with the Securities and Exchange Commission and can be obtained from the Company by following the procedures described under "Reference Documents."

GENERAL

         The purpose of the 2002 Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The 2002 Plan provides for the grant to officers, directors, employees and consultants of stock options which qualify as Incentive Options under Section 422 of the Code, as well as Non-Qualified Options. In addition, SARs may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

         The 2002 Plan provides for the grant of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 300,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits, and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 2002 Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 2002 Plan for the grant of additional options or rights to any eligible officer, director, employee and consultant. The shares of Common Stock subject to the 2002 Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 2002 Plan became effective upon adoption by the Board of Directors. In the event that the 2002 Plan is not approved by the Essex stockholders, the 2002 Plan shall remain in force;
however, all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

         As of the date hereof: (a) there have been no options or rights granted under the 2002 Plan, and (b) an aggregate of 43 persons are eligible to participate in the 2002 Plan, including 36 employees (including 14 executive officers and directors) of the Company entitled to receive

Incentive Options under the 2002 Plan and 7 persons (all directors) who may receive Non-Qualified Options under the 2002 Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under the 2002 Plan.

ADMINISTRATION

         The 2002 Plan will be  administered  by: (a) the Board of  Directors or
(b)  in  the  discretion  of  the  Board  of  Directors,  by  a  committee  (the
"Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time ) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

ELIGIBILITY AND EXTENT OF PARTICIPATION

         Incentive Options may be granted pursuant to the 2002 Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the 2002 Plan to officers, directors, employees or consultants of the Company or any subsidiary.

         There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

         The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Committee.

PURCHASE PRICE AND EXERCISE OF OPTIONS

         The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100% of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

         The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the 2002 Plan to a 10 percent or less stockholder and any Non-Qualified Option shall be exercised during a period not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent stockholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the 2002 Plan more than ten years after the date of adoption of the 2002 Plan.

         Options granted under the 2002 Plan are not transferable except upon death. Incentive options generally may be exercised only while the optionholder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an optionholder, incentive options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of death of an optionholder, incentive options may be exercised prior to expiration of the option or within three years after the date of death, whichever period of time is shorter. In the event of retirement of an optionholder, options may be exercised at any time within the remaining term of such option, but if any ISO is exercised more than three months following retirement the option will be treated as a Non-Qualified Option for federal income tax purposes.

         Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 2002 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 2002 Plan or for the assumption of options therefore granted. If the 2002 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

         The following is a brief discussion of federal income tax consequences associated with grants made under the 2002 Plan. It is based on an existing U.S. laws and regulations, all of which are subject to change.

         INCENTIVE OPTIONS. No taxable income is realized by the optionee upon the grant or exercise of an Incentive Option under the 2002 Plan, but the excess of the fair market value of the stock acquired over the exercise price may give rise to "alternative minimum tax". If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Option is made by the optionee within the later of (i) two years from the date of grant and (ii) one year after the transfer of such shares to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term or mid-term capital gain; and any loss sustained will be a long-term capital loss; and

(b) no deduction will be allowed to the Company for federal income tax purposes. Shares held more than one year but not more than eighteen months will be taxed at the mid-term capital gain rate, currently 28%, and shares held more than eighteen months will be taxed at the long-term capital gain rate, currently 20%. The exercise of Incentive Options will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation set forth in Section 162(m) of the Code. Any further gain realized will be taxed as capital gain (as set forth in the preceding paragraph) and will not result in any deduction by the Company. Special rules apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

         NON-QUALIFIED OPTIONS. No taxable income is realized by the optionee at the time the Non-Qualified Option is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount, subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation set forth in Section 162(m) of the Internal Revenue Code, and (b) at disposition, appreciation or depreciation after the date of exercise is treated as either capital gain or loss, as set forth above under "Incentive Options."

         Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 2002 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 2002 Plan.

EXERCISE OF OPTIONS; SARS

         Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock which the option is being exercised. The Board of Directors or the Committee may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board or the Committee. The Company has the authority under the 2002 Plan to assist any employee, excluding officers and directors, of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

         The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof
surrendered)   and  the  exercise  price  of  the  option  or  portion   thereof
surrendered.

AMENDMENTS TO THE 2002 PLAN

         The Board of Directors may at any time terminate the 2002 Plan or make such arrangements thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.


  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE
    ESSEX CORPORATION 2002 STOCK OPTION AND APPRECIATION RIGHTS PLAN. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS
        RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF PROPOSAL 2.


                PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 29, 2002, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting.

         Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED TO THE
   CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH
                                  RATIFICATION.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         AUDIT FEES. The aggregate fees billed by Stegman & Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 30, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $33,250.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the year ended December 30, 2001, Stegman & Company did not provide the Company with any services related to financial information systems design and implementation.

         ALL OTHER FEES. The Company estimates that the aggregate fees for all other services rendered by Stegman & Company during the year ended December 30, 2001 were $11,750. These fees relate principally to preparation of the Company's tax returns and review of SEC registration statements.


                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

         It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.


                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         All stockholder proposals intended to be presented at the 2003 Annual Meeting of the Company must be received by the Company not later than July 16, 2003 and must otherwise comply with the rules of the SEC for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals should be delivered to Essex Corporation, 9150 Guilford Road, Columbia, MD 21046, Attention: Corporate Secretary.

         Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the annual meeting of shareholders must deliver written notice thereof to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders. The deadline for matters sought to be presented at the 2003 Annual Meeting is May 17, 2003. If a stockholder gives notice of such a proposal after the August 30, 2003 deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's 2003 annual meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 30, 2001 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.


                               REFERENCE DOCUMENTS

         UPON  RECEIPT OF A WRITTEN  REQUEST,  THE COMPANY  WILL  FURNISH TO ANY
STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 30, 2001 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Kimberly J. DeChello

                                            KIMBERLY J. DECHELLO
                                            SECRETARY

                                                                     APPENDIX A

                                ESSEX CORPORATION
                             AUDIT COMMITTEE CHARTER
                            OF THE BOARD OF DIRECTORS

The duties and powers of the Audit Committee of the Board of Directors of Essex Corporation are defined as follows:

         Study and make recommendations to the Board of Directors with respect to auditing policies and procedures and the scope and extent of audits;

         To recommend to the Board of Directors the firm to be retained by the Company as independent auditors;

         To review and approve with the Company's independent auditors the proposed plan of audit;

         To review, in consultation with independent auditors, their completed proposed audit report and SEC filings, and the related management letter, as well as review the executive management's response to that report;

         Review the Company's unaudited quarterly financial results;

         To consult with the independent auditor (periodically, as appropriate, outside management's presence) regarding the adequacy of internal accounting controls and report the status of the controls to the Board of Directors;

         To consider questions of audit independence resulting from non-audit services rendered by the independent auditors;

         To determine requirements for Internal Audits and staffing. To receive and review periodic reports of the Company's internal audit staff and to meet with that staff to review and approve the internal audit programs, as well as to review the executive management's response to internal audit reports;

         Satisfy itself as to the professional competency of the Treasurer and the internal auditor and the quality of performance of their respective staffs in discharging the responsibilities of the two offices;

         To review enforcement and compliance with the Company's Code of Ethics and to directly receive and investigate confidential information or allegations of improprieties from any employee or other person; and

         To review material transactions by any officer with the Company.

                          DIRECTIONS TO THE GREAT ROOM
                             AT HISTORIC SAVAGE MILL

FROM I-95                                                                MILES

o    Take MD-32 East/Fort Meade                                            1.2

o    Take the US-1 North & South exit towards Elkridge/Laurel and
     Turn Right (South) onto Rt. 1/Washington Blvd.                         .5

o    Turn Right on Gorman Road (follow Savage Mill signs)                   .3

o    Turn Right on Foundry Street                                           .2

o    Turn Left on Baltimore Street                                          .1

o    Turn Left on Fair Street and park in The West or  "Main" Parking Lot.
     (follow sign to right)                                                 .1


Park as far down in the parking lot as possible as Savage Mill is at the end of the lot.

The Great Room is located on Level 2 in the Old Weave Building. From Parking Lot, walk directly into New Weave Building. You will be on the upper level (Level 1). Go down stairs and continue straight to Old Weave Building. After entering Old Weave Building, follow to right and THE GREAT ROOM will be directly in front of you.


You can find more information at WWW.SAVAGEMILL.COM/DIRECTIONS.HTML or call 301-490-1668.

                                   ADDENDUM A

                                   PROXY CARD

ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046

                 Board of Directors Proxy for the Annual Meeting of Stockholders


         The undersigned hereby appoints Leonard E. Moodispaw, Terry M. Turpin and Joseph R. Kurry, Jr. proxies with full power of substitution in them to vote all shares of common stock and preferred stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on November 13, 2002 at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND at 10:00 a.m. (see proxy for further details), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as follows:

1.   Election of Directors

                  FOR all nominees listed below       WITHHOLD AUTHORITY
                                                ---                      ---

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  JOHN G. HANNON
                  ROBERT W. HICKS
                  RAY M. KEELER
                  H. JEFFREY LEONARD
                  FRANK E. MANNING
                  MARIE S. MINTON
                  LEONARD E. MOODISPAW
                  CAROLINE S. PISANO
                  TERRY M. TURPIN

2. Ratification of the Essex Corporation 2002 Stock Option and Appreciation Rights Plan. (Board of Directors Favors a Vote FOR Approval.)

                  APPROVE             DISAPPROVE            ABSTAIN
                          ---                    ---                ---

3. Confirm Stegman & Company as independent auditors for the company. (Board of Directors Favors a Vote FOR Approval.)

                  APPROVE             DISAPPROVE            ABSTAIN
                          ---                    ---                ---

4.   Act upon such other business as may properly come before the meeting.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND TO APPROVE THE ABOVE STATED PROPOSALS.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated October 10, 2002.

I will attend         I will NOT attend the Meeting
              ---                                   ---

                                    -----------------------------       -------
                                    Signature of Stockholder            Date



                                    -----------------------------       -------
                                    Signature of Stockholder            Date


               Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
            POSTAGE-PREPAID ENVELOPE. THIS PROXY IS SOLICITED BY THE
                    BOARD OF DIRECTORS OF ESSEX CORPORATION.

                                   ADDENDUM B

                                ESSEX CORPORATION
                 2002 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         Section 1.1. Essex Corporation (the "Company"), a Virginia corporation, hereby establishes a stock option and appreciation rights plan to be named the Essex Corporation 2002 Stock Option and Appreciation Rights Plan (the "2002 Plan").

         Section 1.2. The purpose of this 2002 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 2002 Plan provides for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 2002 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 2002 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

         Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 2002 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 2002 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1. All determinations under this 2002 Plan concerning the selection of persons eligible to receive awards under this 2002 Plan and with respect to the timing, pricing and amount of an award under this 2002 Plan shall be made by the administrator (the "Administrator") of this 2002 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this 2002 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 2002 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

         Section 2.2. The provisions of this 2002 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 2002 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 2002 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the

Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

         Section 2.3. If any provision of this 2002 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 2002 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

         Section 2.4. The Company shall grant Options under this 2002 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 2002 Plan. All Options granted pursuant to this 2002 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 2002 Plan and take such action in the administration of this 2002 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 2002 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 2002 Plan. The interpretation and construction of any provision of this 2002 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

         Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 2002 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 2002 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

         Section 3.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 2002 Plan an aggregate of 300,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 2002 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

         Section 3.2. In the event that any Options outstanding under this 2002 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 2002 Plan.

         Section 3.3. No Options shall be granted pursuant to this 2002 Plan to any Optionee after the tenth anniversary of the date that this 2002 Plan is adopted by the Board of Directors.

                                   ARTICLE IV
                                   ELIGIBILITY

         Section 4.1. Non-Qualified Options may be granted pursuant to this 2002 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 2002 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 2002 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 2002 Plan.

         Section 4.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; PROVIDED, HOWEVER, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 2002 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         Section 5.1. Each Option granted under this 2002 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 2002 Plan, provided that the following terms and conditions shall apply:

         (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 2002 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

         (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

         (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

         (d) Notwithstanding any other provision of this 2002 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

         (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 2002 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; PROVIDED, HOWEVER, that non-employees are not eligible to receive Incentive Options.

         (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; PROVIDED, HOWEVER, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

         (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

         (h) The Administrator may impose such other or further conditions on any transaction under the 2002 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

         Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

         Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, retirement or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of
Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise an Incentive Option by bequest or inheritance, the

Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

         Section 6.5. If an Optionee to whom an Option has been granted under this 2002 Plan retires from his employment or service with the Company or any of the Subsidiaries under a retirement plan or policy of the Company and its Subsidiaries or at his or her normal retirement date or earlier with the approval or consent of the Company or such Subsidiary, or as a result of the Disability as defined in Section 22(e)(3) of the Code, such Option shall continue to be exercisable in whole or in part, to the extent not therefore exercised, by the Optionee to whom granted in the manner set forth in this 2002 Plan, at any time within the remaining term of such Option.

         Section 6.6. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

         Section   6.7.   Except  in  the  event  of   termination   for  cause,
Non-Qualified Options shall be exercisable during such term as determined at the time of grant by the Administrator.

         Section 6.8. Options granted under this 2002 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

         Section 6.9. Nothing contained in this 2002 Plan, or in any Option granted pursuant to this 2002 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

         Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 2002 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.
Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

         Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

         Section 7.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 2002 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

         Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the

Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

         Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 2002 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 2002 Plan and the subject Option.

         Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARs may be included in an Option only under the following conditions: (a) the SARs will expire no later than the expiration of the underlying Option; (b) the SARs may be for no more than one hundred percent (100%) of the Spread; (c) the SARs are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARs may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARs may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

         Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

         Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 2002 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

         Section 8.2. The grant of an Option pursuant to this 2002 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 2002 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 2002 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 2002 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 2002 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

         Section 9.1. The Board of Directors may at any time terminate this 2002 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; PROVIDED, HOWEVER, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 2002 Plan after ten years from the date this 2002 Plan is adopted or the date this 2002 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1. Any Options and shares of Common Stock issued pursuant to this 2002 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 2002 Plan, each Optionee shall thereby agree to any such restrictions.

         Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 2002 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

         Section 11.1. The Company is vested with authority under this 2002 Plan to assist any employee to whom an Option is granted hereunder, excluding any officer or director of the Company or any of its subsidiaries who is also an employee, in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

         Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 2002 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

         Section 13.1. This 2002 Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 2002 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 2002 Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 2002 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

         IN WITNESS WHEREOF, pursuant to the approval of this 2002 Plan by the Board of Directors, this 2002 Plan is executed and adopted as of the 2nd day of May 2002 and amended the 19th day of September 2002.


                                ESSEX CORPORATION